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                                                                  Exhibit 10.2

                        AMENDMENT NO. 1 TO CODE-SHARE AGREEMENT

    This AMENDMENT NO. 1 TO CODE-SHARE AGREEMENT (the "Amendment"), dated as of January 21, 1997, is made by Hawaiian Airlines, Inc., a corporation organized under the laws of the Territory of Hawaii and existing under the laws of the State of Hawaii ("Hawaiian") and Wings West Airlines, Inc., d/b/a/ American Eagle Airlines, a California corporation ("Wings West").

    WHEREAS, Hawaiian and Wings West have heretofore entered into that certain Code-Share Agreement, dated as of January 6, 1997 (the "Agreement") (defined terms used herein as therein defined); and

    WHEREAS, Hawaiian and Wings West have agreed to amend the Agreement to change the Effective Date.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Agreement, Hawaiian and Wings West hereby amend the Agreement as follows:

    Section 1  Change of Effective Date.   The Effective Date of the Agreement
is changed from March 15, 1997 to March 4, 1997.

    Section 2  Miscellaneous.

    (a) Except as set forth herein, all terms and provisions contained in the Agreement shall remain in full force and effect.

    (b) This Amendment may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Hawaiian and Wings West have caused this Amendment to be duly executed and delivered as of the date and year first above written.

                             WINGS WEST AIRLINES, INC.


                             By:  _____________________________
                             Its: _____________________________

                             HAWAIIAN AIRLINES, INC.


                             By:  ____________________________
                             Its: ____________________________


                             By:  ____________________________
                             Its: ____________________________